UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  September 10, 2003
                                                ----------------------


                                 DONNKENNY, INC.
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              (Exact name of registrant as specified in its charter


          Delaware                  0-21940              51-0228891
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(State or other jurisdiction of   (Commission  (IRS Employer Identification No.)
         incorporation)           File Number)



                 1411 Broadway
               New York, New York                      10018
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      (Address of principal executive offices)       (Zip Code)


Registrant's telephone number, including area code        (212)730-7770
                                                   ----------------------------


                                 Not applicable
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         (Former name or former address, if changed since last report.)

Item 5.  Other Events and Regulation FD Disclosure.
         ------------------------------------------

     On September 10, 2003, the Registrant signed a Letter of Intent with Robyn Meredith, Inc. to acquire that company's women's sportswear business.


Item 7.  Financial Statements and Exhibits.
         ----------------------------------


(a) Financial Statements of business acquired.

    Not applicable.

(b) Pro-forma financial information.

    Not applicable.

(c) Exhibits.

    None.


                                    SIGNATURE
                                    ---------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated:  September 19, 2003
                                               DONNKENNY, INC.


                                               By: /s/  Daniel H. Levy
                                                  ------------------------------
                                                  Daniel H. Levy
                                                  Chief Executive Officer